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                                                                    Exhibit 4.16


                              CERTIFICATE OF TRUST
                                       OF
                       ENDURANCE HOLDINGS CAPITAL TRUST II


         This Certificate of Trust of Endurance Holdings Capital Trust II (the "Trust"), dated as of June 15, 2004, is being duly executed and filed by the undersigned, as trustees, to form a statutory trust pursuant to the Delaware Statutory Trust Act, 12 Del. C. s. 3810, as follows:

         (i) The name of the Trust is Endurance Holdings Capital Trust II.

         (ii) The name and statutory address of the trustee of the Trust with a principal place of business in the State of Delaware is as follows: The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

         (iii) This Certificate of Trust shall be effective upon filing with the Secretary of State of the State of Delaware.



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         IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first-above written.


                               /s/ Steven W. Carlsen
                               -------------------------------
                               Name: Steven W. Carlsen
                               as Administrative Trustee


                               /s/ Emily Canelo
                               -------------------------------
                               Name: Emily Canelo
                               as Administrative Trustee


                               /s/ Daniel S. Lurie
                               -------------------------------
                               Name: Daniel S. Lurie
                               as Administrative Trustee


                               THE BANK OF NEW YORK (DELAWARE),
                               as Delaware Trustee

                                /s/ Kristine K. Gullo
                               -------------------------------
                               Name: Kristine K. Gullo
                               Title:  Assistant Vice President


                               THE BANK OF NEW YORK,
                               as Institutional Trustee

                               /s/ Stacey B. Poindexter
                               -------------------------------
                               Name: Stacey B. Poindexter
                               Title: Assistant Vice President